THE LAZARD FUNDS, INC.
Lazard Bond Portfolio

Supplement to Prospectus dated May 1, 2005

Lazard Bond Portfolio was liquidated after the close of business on October 14, 2005 and is no longer offered as an investment option.

Dated: November 2, 2005